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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of Federal Screw Works (the "Company") on Form 10-Q for the quarterly period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Thomas ZurSchmiede, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Quarterly Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                    /s/ Thomas ZurSchmiede
                                    ----------------------------------
                                    Thomas ZurSchmiede, President and
                                    Chief Executive Officer of
                                    Federal Screw Works

Dated: November 12, 2004